EXHIBIT 4.3  SPECIMIN SERIES A PREFERRED STOCK CERTIFICATE


                     SEE RESTRICTIVE LEDGEND ON REVERSE
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***Number***           INCORPORATED UNDER THE LAWS OF          ***Shares***
************               THE STATE OF FLORIDA                ************
**        **                                                   **        **
** 2-A-1  **                                                   ** -500-  **
************                                                   ************
***                                                                     ***
***                                                                     ***
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***#####################################################################***
***                     ABLE TELCOM HOLDING CORP.                       ***
***                     AUTHORIZED CAPITAL STOCK                        ***
***         25,000,000 Shares of Common Stock, Par Value $.001          ***
***---------------------------------------------------------------------***
***         1,000,000 Shares of Preferred Stock, Par Value $.10         ***
***         Including 1,200 Shares of Series A Preferred Stock          ***
***---------------------------------------------------------------------***
***                                                                     ***
***       This Certifies That  CREDIT SUISSE FIRST BOSTON CORPORATION   ***
***       is the registered holder of   ***FIVE HUNDRED (500)*** shares ***
***       of the Series A Preferred Stock, fully paid and non-assesable ***
***       transferable only on the books of the Corporation by the      ***
***       holder hereof in person or by Attorney upon surrender of      ***
***       this Certificate properly endorsed.                           ***
***                                                                     ***
***       In Witness Whereof, the said Corporation has caused this      ***
***       Certificate to be signed by its duly authorized officers      ***
***       and its Corporate Seal to be hereunto affixed                 ***
***             this   28   day               of  December  A.D. 1996   ***
***                                /****\                               ***
***                               /******\                              ***
***       /s/Daniel L. Osborne   |**seal**|     /s/ William J. Mercurio ***
***       __________________      \******/      _______________________ ***
***                Secretary       \****/                     President ***
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(REVERSE SIDE)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND WITH THE CONSENT OF THE ISSUER. iNVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.




For Value Received_____hereby sell, assign and transfer unto
_______________________________________
|Please Insert Social Security or other|
|     Identifying Number or Assignee   |
|_____________________________________________________________________________
_______________________________________________________________________shares represented by the within Certificate and do hereby irrevocably constitute and appoint_________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of subsitution in the premisies
   Dated ________________ 19___
       in presence of ___________________________________________________

***Notice the signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without affermation or enlargement or any change whatever.***